433 West Van Buren Street, Suite 501S Chicago, Illinois 60607 312.565.5700 | fhlbc.com EXHIBIT 99.1 #5117300v1 Federal Home Loan Bank of Chicago 2022 Board of Directors Election Results October 24, 2022 The Federal Home Loan Bank of Chicago is pleased to announce the results of the 2022 election of Federal Home Loan Bank of Chicago member and independent directors for member institutions in Illinois and Wisconsin. The directors’ 4 year terms will begin on January 1, 2023 and end on December 31, 2026. Illinois – Two Seats Number of Members Eligible to Vote 439 Number of Members Casting Votes 209 Total Eligible Votes for Each Directorship 3,241,441 Candidate(s) Votes FHFA ID Jeffery A. Bonnett 608,609 13778 President and CEO The Havana National Bank Havana, Illinois Martin L. Davis 722,455 17264 President and CEO Murphy Wall State Bank and Trust Company Pinckneyville, Illinois Elected Betsy A. Johnson 851,226 14503 President and CEO Solutions Bank Forreston, Illinois Elected Michael G. O’Rourke 792,841 56070 President and CEO Signature Bank Chicago, Illinois Debra C. Reed, CPA 232,837 52882 Chief Financial Officer and VP of Finance NuMark Credit Union Joliet, Illinois Total Number of Votes Cast 3,207,968

October 24, 2022
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Wisconsin – One Seat			
Number of Members Eligible to Vote		236	
Number of Members Casting Votes		129	
Total Eligible Votes for Each Directorship		1,808,173	
	Candidate(s)		**FHFA ID**
	Bradley J. Schroeder Chairman, President & CEO DMB Community Bank DeForest, Wisconsin	542,505	10002
Elected	Ty R. Taylor President and CEO Waukesha State Bank Waukesha, Wisconsin	572,138	17663
	Total Number of Votes Cast	1,114,643	

Independent Director (Public Interest) – One Seat		
Number of Members Eligible to Vote		675
Number of Members Casting Votes		338
Total Eligible Votes for Each Directorship		5,049,614
	Candidate(s)	**Votes**
Elected	Kevin L. Newell Chief Executive Officer Royal Capital Group Milwaukee, Wisconsin	2,073,876

Thank you for participating in this year's election process. Your contribution ensures sound representation on our Board of Directors for the mutual benefit of the FHLBank Chicago and its Member-stockholders.

Sincerely,

/s/ Laura Turnquest

Laura Turnquest
Executive Vice President,
General Counsel &
Corporate Secretary

Enclosure

Federal Home Loan Bank of Chicago

October 24, 2022 Page 3 2022 Independent Director Election Summary of Qualifications Public Interest Independent Director Kevin L. Newell CEO Royal Capital Group Kevin L. Newell is the founder of the Royal Capital Group and has served as CEO since 2010. Royal Capital is a real estate development firm focused on the creation of economic development and housing in the urban core. The company annually produces hundreds of new affordable housing units in Wisconsin while providing total wrap around services in the interest of the community. The organization has created family housing, senior housing, and supportive housing with services. As the CEO of the organization, Mr. Newell has lead the company’s efforts on business development, strategy, project management, and its investment profile. As the leader of the organization, he serves as an advocate and urban planner aligned with the aim to provide quality, safe, affordable housing that is in the interest of the community. Prior to founding Royal Capital, Newell spent three years in public finance where he led efforts to allocate over $200M in Federal and State resources as the Senior Underwriter and in the former he successfully managed over $100M in loan assets as the Asset Manager of the Risk Based Portfolio. Mr. Newell also serves on the Great Milwaukee Foundation Impact Investment Committee, the Guest House of Milwaukee, MLK Economic Development Corporation. Mr. Newell continues to be an active member of the Wisconsin Preservation Fund since 2017. He has a BBA and MBA graduate of the University of Wisconsin-Whitewater with an emphasis in Finance and Management, and an ACRE Alum at Marquette University. Kevin Newell has served on the Federal Home Loan Bank of Chicago Community Advisory Council since 2019.